UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 16, 2007

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                   000-51252                        59-2091510
(State of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 389-7832
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Item 5.02   Departure of Directors or Certain Officers; Election of
            Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On May 16, 2007, National Investment Managers Inc. (the "Company") and Leonard Neuhaus entered into a Separation and Consulting Agreement (the "Agreement") pursuant to which both parties mutually agreed that Mr. Neuhaus shall resign as Chief Operating Officer and as an officer and director of all subsidiaries of the Company. In addition, Mr. Neuhaus and the Company entered a consulting arrangement by which Mr. Neuhaus will continue to serve as a consultant to the Company. As part of the Agreement, both parties agreed to terminate Mr. Neuhaus' employment agreement and provide the following severance payments to Mr. Neuhaus:

o Continued salary payments through May 31, 2008, which such payments may be accelerated in the event of a change in control or the closing of a financing in the amount of $10,000,000 or greater;
o     The issuance of 100,000 shares of common stock of the Company;
o The amendment of a common stock purchase to purchase 317,200 shares at an exercise price of $0.1667 per share and an option to purchase 400,000 shares of common stock at an exercise price of $1.00 per share to provide a cashless exercise feature;
o The continuation of health, life and disability insurance for a period of 12 months;
o     Granted piggyback registration rights for all securities mentioned above;
      and
o     The payment of $180,000 for consulting services through July 2007.

Item 9.01 Financial Statements and Exhibits.

(c) Index of Exhibits.


Exhibit No.               Exhibit Description

10.1 Separation and Consulting Agreement, dated as of May 16, 2007, by and between National Investment Managers, Inc. and Leonard Neuhaus


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NATIONAL INVESTMENT MANAGERS INC.


                                       By:    /s/ Steven Ross
                                              -----------------------
                                       Name:  Steven Ross
                                       Title: Chief Executive Officer

Date:    May 21, 2007